EXHIBIT 32.3

Certification Pursuant To

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Summit Hotel OP, LP (the “Company”) on Form 10-Q for the fiscal quarter ended June 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel P. Hansen, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)         the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Summit Hotel OP, LP
By: Summit Hotel GP, LLC, its general partner
By: Summit Hotel Properties, Inc., its sole member

Date: August 6, 2013	By: /s/ Daniel P. Hansen
Daniel P. Hansen President and Chief Executive Officer (principal executive officer)